Income Taxes - Schedule of Statutory Income Tax Rate (Details) - Image P2P Trading Group Limited [Member]	9 Months Ended		12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016	Dec. 31, 2016	Dec. 31, 2015
U.S. federal statutory income tax rate	34.00%	34.00%	34.00%	34.00%
Lower rates in PRC, net	(9.00%)	(9.00%)	(9.00%)	(9.00%)
Net operating losses in PRC and other jurisdictions	(25.00%)	(25.00%)	(25.00%)	(25.00%)
The Company's effective tax rate	0.00%	0.00%	0.00%	0.00%